UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                 ---------------


                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) January 18, 2000


                            NOONEY REALTY TRUST, INC.
             (Exact Name of Registrant as Specified in its Charter)


        MISSOURI                    000-13754                    48-1339136
(State or  Other Jurisdiction      (Commission                 (IRS Employer
       of Incorporation)           File Number)              Identification No.)


1100 Main, Suite 2100, Kansas City, MO                                   64105
(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (816) 421-4670


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Item 4.  Changes in Control of Registrant's Certifying Accountant.

         (a)  Previous independent accountants.

              (i) On or about January 18, 2000, Nooney Realty Trust, Inc.(the "Registrant") dismissed Deloitte & Touche LLP as the Registrant's independent accountants.

              (ii) Deloitte & Touche LLP's reports on the financial statements of the Registrant for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

              (iii) The decision to dismiss Deloitte & Touche LLP as the Registrant's independent accountants was recommended by the Registrant's audit committee.

              (iv) During the Registrant's fiscal years ending December 31, 1997 and December 31, 1998 and the subsequent interim period preceding the dismissal, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement(s) in connection with their report.

                  (v) During the periods listed in item (iv) above, there have been no "reportable events" (as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

                  (vi) The Registrant has provided Deloitte & Touche LLP with a copy of this disclosure and requested that Deloitte & Touche LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements. (A copy of the Deloitte & Touche LLP letter addressed to the Commission will be filed by amendment to this Form 8-K within 10 business days.)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired

                  Not applicable.

         (b)  Pro Forma Financial Information

                  Not applicable.

                                        2

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         (c)  Exhibits

                  16.1 Letter of Deloitte & Touche LLP dated February 8, 2000 regarding change in certifying accountant.


                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           NOONEY REALTY TRUST, INC.,
                              Missouri corporation


Date: February 10, 2000                     By: /s/ Daniel W. Pishny
                                                    Daniel W. Pishny, President


                                        3

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                           EXHIBIT INDEX TO FORM 8-K/A


Exhibit
Number          Description

 16.1 Letter of Deloitte & Touche LLP dated February 8, 2000 regarding change in certifying accountant.

                                        4

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